SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 7, 2002
Date of Report
(Date of earliest event reported)

UTEK CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-15941	59-3603677
(Commission File No.)	(IRS Employer Identification Number)

202 South Wheeler Street
Plant City, FL 33566
(Address of Principal Executive Offices)

(813) 754-4330
(Registrant’s Telephone Number, Including Area Code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Digital Image Enhancement Technologies, Inc., a Florida corporation and 93% owned subsidiary of UTEK Corporation (AMEX: UTK), was acquired by Image Analysis, Inc., an Oklahoma corporation in a tax-free stock-for-stock exchange. Image Analysis, Inc. issued 465,000 unregistered shares of common stock to UTEK Corporation in exchange for 93% of the issued and outstanding shares of Digital Enhancement Image Technologies, Inc. The shares acquired in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933. The value of the consideration was estimated at $1,129,950 based on a valuation in accordance with UTEK’s valuation policy as of the closing date of the transaction. As a result of the exchange, UTEK owns approximately 15.7% of the issued and outstanding common stock of Image Analysis, Inc. In addition, Image Analysis, Inc. issued 35,000 shares of its common stock for the University of Houston’s 7% ownership of Digital Image Enhancement Technologies, Inc.

     Digital Image Enhancement Technologies, Inc. holds the license for certain specified fields of use for the development and marketing of a proprietary technology for a method of enhancing digital images. UTEK invested approximately $113,000 in Digital Image Enhancement Technologies, Inc.

     The amount of consideration was determined by arms-length negotiations between the parties. The exchange was consummated on May 7, 2002 in accordance with applicable law. In 1999, UTEK completed a similarly structured merger transaction with Image Analysis, Inc.

     In addition, Nitrone Scientific, Inc., a Florida corporation and 93% owned subsidiary of UTEK Corporation was acquired by Prime Pharmaceutical Corporation, an Ontario, Canada corporation in a tax-free stock-for-stock exchange. Prime Pharmaceutical Corporation issued 683,550 unregistered shares of common stock to UTEK Corporation in exchange for 93% of the issued and outstanding shares of Nitrone Scientific, Inc. The shares acquired in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933. The value of the consideration was estimated at $297,344 based on a valuation in accordance with UTEK’s valuation policy as of the closing date of the transaction. As a result of the exchange, UTEK owns approximately 10.5% of the issued and outstanding common stock of Prime Pharmaceutical Corporation. In addition, Prime Pharmaceutical Corporation issued 51,450 shares of its common stock for Dr. David Becker’s 7% ownership of Nitrone Scientific, Inc.

     Nitrone Scientific, Inc. holds the license for certain specified fields of use for the development, manufacturing and marketing in Canada of a proprietary technology for a new class of nitrone-based antioxidant compounds. UTEK invested approximately $112,500 in Nitrone Scientific, Inc.

     The amount of consideration was determined by arms-length negotiations between the parties. The exchange was consummated on May 7, 2002 in accordance with applicable law. In 2001, UTEK completed a similarly structured merger transaction with Prime Pharmaceutical Corporation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

       None Required.

(b)  Pro forma financial information.

     The unaudited pro forma consolidated financial information attached hereto illustrates the effect of the Registrant’s disposition of Digital Image Enhancement Technologies, Inc., and Nitrone Scientific, Inc., its 93% owned subsidiaries. The Unaudited Pro Forma Consolidated Balance Sheet of the Registrant at March 31, 2002 shows the financial position of the Company after giving effect to the May 7, 2002 disposition of Digital Image Enhancement Technologies, Inc. and Nitrone Scientific, Inc. as if it had occurred on March 31, 2002. The Unaudited Pro Forma Consolidated Statement of Income for the three months ended March 31, 2002 and the year ended December 31, 2001, gives retrospective effect to each disposition as if the transactions had occurred at the beginning of the earliest period presented.

     The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto included in the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2002 and the Annual Report on Form 10-K for the year ended December 31, 2001. The pro forma information may not necessarily be indicative of what the Registrant’s results of operations or financial position would have been had the transactions been in effect as of and for any period presented, nor is such information necessarily indicative of the Registrant’s results of operations or financial position for any future period or date.

(c)  Exhibits.

2.1	Agreement and Plan of Acquisition dated May 7, 2002 between UTEK Corporation, Digital Image Enhancement Technologies, Inc. and Image Analysis, Inc.

2.2	Agreement and Plan of Acquisition dated May 7, 2002 between UTEK Corporation, Nitrone Scientific, Inc. and Prime Pharmaceutical Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2002	UTEK CORPORATION

/s/ Michael O. Sullivan

Michael O. Sullivan Chief Financial Officer

UTEK CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED
BALANCE SHEET AT MARCH 31, 2002

		PRO FORMA ADJUSTMENTS

	HISTORICAL	PRO FORMA	PRO FORMA	PRO
	RESULTS	ENTRIES(a) (b)	ENTRIES(c)(d)	FORMA

ASSETS
Investments in non-controlled affiliates (cost $9,998,515 at March 31, 2002)	$9,625,498	$1,129,950	$297,344	$11,052,792
Cash and cash equivalents	1,313,548	(113,000)	(112,500)	1,088,048
Prepaid expenses and other assets	142,648			142,648
Fixed assets, net	83,511			83,511
Intangible assets	418,353			418,353

TOTAL ASSETS	11,583,558	1,016,950	184,844	12,785,352

LIABILITIES
Accrued expenses	100,553			100,553
Deferred revenue	504,554			504,554
Deferred income taxes	1,591,197	382,678	69,557	2,043,432

TOTAL LIABILITIES	2,196,304	382,678	69,557	2,648,539

NET ASSETS	$9,387,254	$634,272	$115,287	$10,136,813

Commitments and Contingencies
Composition of net assets
Common stock, $.01 par value, 19,000,000 shares authorized; 3,915,672 shares issued and outstanding at March 31, 2002	$39,157			39,157
Preferred stock, $.01 par value, 1,000,000 shares Authorized; none issued and outstanding	—			—
Additional paid in capital	6,988,141			6,988,141
Accumulated income:
Accumulated net operating income	2,698,244	634,272	115,287	3,447,803
Net realized loss on investments, net of income taxes	(90,842)			(90,842)
Net unrealized depreciation of investments, net of deferred income taxes	(232,650)			(232,650)
Foreign currency translation adjustment	(14,796)			(14,796)

Net assets	$9,387,254	$634,272	$115,287	$10,136,813

Net asset value per share	$2.40			$2.59

UTEK CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE QUARTER ENDED
March 31, 2002

		PRO FORMA ADJUSTMENTS

	HISTORICAL	PRO FORMA	PRO FORMA	PRO
	RESULTS	ENTRIES (a)(b)	ENTRIES(c)(d)	FORMA

Income from operations:
Sale of technology rights	$—	$1,129,950	$297,344	$1,427,294
Consulting fees	263,936			263,936
Investment income, net	6,018			6,018

	269,954	1,129,950	297,344	1,697,248

Expenses:
Salaries and wages	210,964			210,964
Professional fees	157,242			157,242
Sales and marketing	95,680	113,000	112,500	321,180
General and administrative	228,020			228,020

	691,906	113,000	112,500	917,406

Income (loss) before income taxes	(421,952)	1,016,950	184,844	779,842
Provision for income taxes (benefit)	(150,902)	382,678	69,557	301,333

Net income (loss) from operations	(271,050)	634,272	115,287	478,509
Net realized and unrealized gains (losses):
Net realized loss on investments, net of income tax benefit of $16,881	(27,979)			(27,979)
Change in unrealized depreciation of non-controlled affiliate investments, net of deferred tax benefit of $(129,007) at March 31, 2002	(213,823)			(213,823)

Net increase (decrease) in net assets from operations	$(512,852)	$634,272	$115,287	$236,707

Net increase (decrease) in net assets from operations per share:
Basic	$(0.13)			$0.06
Diluted	$(0.13)			$0.06
Weighted average shares:
Basic	3,915,672			3,915,672
Diluted	3,915,672			3,915,672

UTEK CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED
DECEMBER 31, 2001

		PRO FORMA ADJUSTMENTS

	HISTORICAL	PRO FORMA	PRO FORMA	PRO
	RESULTS	ENTRIES (a)(b)	ENTRIES(c)(d)	FORMA

Income from operations:
Sale of technology rights	$3,419,653	$1,129,950	$297,344	$4,846,947
Consulting fees	534,782			534,782
Investment income, net	120,813			120,813

	4,075,248	1,129,950	297,344	5,502,542

Expenses:
Salaries and wages	616,796			616,796
Professional fees	372,029			372,029
Sales and marketing	904,141	113,000	112,500	1,129,641
General and administrative	719,004			719,004

	2,611,970	113,000	112,500	2,837,470

Income before income taxes	1,463,278	1,016,950	184,844	2,665,072
Provision for income tax	555,298	382,678	69,557	1,007,533

Net income from operations	907,980	634,272	115,287	1,657,539
Net realized and unrealized gains (losses):
Net realized loss on investments, net of income tax benefit of $(52,236)	(86,578)			(86,578)
Change in unrealized depreciation of non-controlled affiliate investments, net of deferred tax benefit of $(106,861) at December 31, 2001	(177,119)			(177,119)

Net increase in net assets from operations	$644,283	$634,272	$115,287	$1,393,842

Net increase in net assets from operations per share:
Basic	$0.17			$0.36
Diluted	$0.17			$0.36
Weighted average shares:
Basic	3,840,714			3,840,714
Diluted	3,882,914			3,882,914

UTEK CORPORATION

Notes To Unaudited Pro Forma Consolidated Financial Statements

Note 1 Pro Forma Balance Sheet Adjustments

(a)	The recognition of expenses and related tax liability (benefit) of Digital Image Enhancement Technologies, Inc. and included in pro forma retained earnings as of March 31, 2002.

(b)	The recognition of the estimated value of the unregistered shares of Image Analysis, Inc. common stock received in the stock for stock exchange and the related deferred tax liability.

(c)	The recognition of expenses and related tax liability (benefit) of Nitrone Scientific, Inc. and included in pro forma retained earnings as of March 31, 2002.

(d)	The recognition of the estimated value of the unregistered shares of Prime Pharmaceutical Corporation common stock received in the stock for stock exchange and the related deferred tax liability.

Note 2 Pro Forma Statement of Income Adjustments

(a)	The recognition of the estimated revenue from the Digital Image Enhancement Technologies, Inc. stock for stock exchange and the related income tax expense.

(b)	The recognition of expenses of Digital Image Enhancement Technologies, Inc. and related tax liability (benefit).

(c)	The recognition of the estimated revenue from the Nitrone Scientific, Inc. stock for stock exchange and the related income tax expense.

(d)	The recognition of expenses of Nitrone Scientific, Inc. and related tax liability (benefit).